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                                                                      Exhibit 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement dated September 20, 1994 of Fifth Third Bancorp on Form S-8 of our report dated September 15, 1994 appearing in this Annual Report on Form 11-K of The
Fifth   Third Bancorp Master Profit Sharing Plan for the year ended December
31, 1993.


/s/ DELOITTE & TOUCHE LLP


September 20, 1994
Cincinnati, Ohio









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